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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 18, 2006


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                             LIGHTSPACE CORPORATION
             (Exact name of registrant as specified in its charter)

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          Delaware                   333-131857                   04-3572975
(State or other jurisdiction    (Commission File No.)           (IRS Employer
     of incorporation)                                       Identification No.)


          529 Main Street, Ste 330
            Boston, Massachusetts                      02129
  (Address of principal executive offices)          (Zip Code)

                                 (617) 868-1700
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01. Other Events.

On December 18, 2006, Lightspace Corporation, a Delaware corporation, announced the closing of the offering period for its initial public offering and commencement of trading of its securities. The full text of the press release issued in connection with the announcement is furnished herewith as Exhibit 99.1.

The information set forth in this Form 8-K and in Exhibit 99.1 hereto shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as expressly set forth by specific reference in such filing.


Item 9.01. Financial Statements and Exhibits.

(d) Exhibit 99.1 listed in the Exhibit Index immediately preceding such exhibit is furnished with this report.





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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                Lightspace Corporation

Date: December 18, 2006

                                                By:  /s/ James C. Louney
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                                                     James C. Louney
                                                     Chief Financial Officer and
                                                     Assistant Secretary






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                                  EXHIBIT INDEX


Exhibit No.     Description
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  99.1          Press Release of Lightspace Corporation, dated December 18, 2006